SPACEDEV, INC.

STOCK PURCHASE AGREEMENT

This Agreement (the “Agreement”) is made as of the 12th day of December, 2007 (the “Effective Date”), by and among SpaceDev, Inc., a Delaware corporation (the “Company”), and each of those entities, severally and not jointly, set forth on the Schedule of Purchasers (the “Schedule of Purchasers”) attached as Exhibit A hereto (which entities are hereinafter collectively referred to herein as “Purchasers” and each individually as a “Purchaser”).

Agreement

In consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each Purchaser (severally and not jointly) hereby agree as follows:

SECTION  1.  Agreement To Sell And Purchase The Shares

1.1  Authorization Of Shares.  Subject to the terms and conditions of this Agreement, the Company has, or before the Closing (as defined below) will have, authorized the sale and issuance to the Purchasers of up to 877,563 shares (the “Shares”) of the Company’s Common Stock, $0.0001 par value (the “Company Common Stock”).  The parties acknowledge that the Company issued and sold 3,750,000 shares of Company Common Stock to Loeb Partners Corporation (“Loeb”) on December 4, 2007 at a purchase price per share of Company Common Stock of $0.75.

1.2  Sale And Purchase Of Shares.  At the Closing (as defined in Section 2), the Company shall issue and sell to each Purchaser, severally and not jointly, and each Purchaser shall purchase from the Company, severally and not jointly, the number of shares of Company Common Stock set forth next to such Purchaser’s name on the Schedule of Purchasers at a purchase price per share of Company Common Stock of $0.75.

SECTION  2.  Closing And Delivery.

2.1  Closing.  The closing of the purchase and sale of the Shares to be issued pursuant to this Agreement (the “Closing”) shall be held at the offices of Holland & Hart LLP, 555 Seventeenth Street, Suite 3200, Denver, Colorado 80202 on the date hereof or on such other date and place as may be agreed to by the Company and the Purchasers.

2.2  Delivery Of The Shares.  Promptly following the Closing, but in no event later than five business days following the Closing, the Company shall deliver to each Purchaser a certificate representing the number of Shares to be purchased at the Closing by such Purchaser, or in such nominee name(s) as designated by such Purchaser, against payment of the Purchase Price by wire transfer.

SECTION  3.  Representations, Warranties And Covenants Of The Company.

Subject to and except as set forth on the Schedule of Exceptions which is arranged in Sections corresponding to the sub-section numbered provisions contained below in this Section and except as described in the SEC Reports (as defined below), the Company (which for the purposes of this Section 3 shall be deemed to include each of its subsidiaries) hereby represents and warrants to, and covenants with, the Purchasers as follows:

3.1  Organization And Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority and all licenses, permits and authorizations to (a) conduct its business as it is currently being conducted and as it is presently proposed to be conducted, (b) execute and deliver this Agreement and the amendment to the Stockholder Agreement dated September 14, 2007 among the Purchasers and the Company (as amended, the “Stockholder Agreement”) substantially in the form attached hereto as Exhibit B (the “Amendment” and collectively with this Agreement, the “Agreements”), (c) issue and sell the Shares and (d) carry out the provisions of the Agreements.  The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure so to qualify, individually or in the aggregate, would have a material adverse effect on its business, assets, liabilities, operations, financial condition or prospects.

3.2  Due Execution, Delivery And Performance Of The Agreements.  The Company’s execution, delivery and performance of the Agreements have been duly authorized by all requisite corporate and stockholder action by the Company and its stockholders, respectively.  Upon the execution and delivery of the Agreements by the Company, and assuming the valid execution and delivery of the Agreements by each of the Purchasers, the Agreements will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including specific performance.

3.3  No Conflicts.  The Company’s execution, delivery and performance of the Agreements and the issuance of the Shares will not violate, conflict with, result in a breach of or constitute (upon notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance, of any material nature, upon any properties or assets of the Company under any (a) law, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any U.S. federal or state government, governmental agency, court or arbitrator to which the Company is subject, (b) the Company’s Certificate of Incorporation or Bylaws of the Company or (c) any provision of any material indenture, mortgage, agreement, contract or other material instrument to which the Company is a party or by which the Company or any of its properties or assets is bound as of the date hereof.

3.4  Governmental Consents.  No consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company’s valid execution, delivery, or performance of the Agreements, or the offer, sale or issuance of the Shares by the Company, other than (a) any post-closing filings as may be required under applicable federal or state laws, which will be timely filed within the applicable periods therefore and (b) notification to the U.S. State Department pursuant to 22 C.F.R. 122.4(b).

3.5  Issuance And Sale Of The Shares.  When issued and paid for in accordance with this Agreement, the Shares to be sold hereunder by the Company will be validly issued and outstanding, fully paid and non-assessable.  The issuance and sale of the Shares is not subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

3.6  Sec Reports.

a.  Since July 1, 2006, the Company has filed with the Securities and Exchange Commission (the “SEC”) all reports (“SEC Reports”) required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  All of the SEC Reports filed by the Company complied in all material respects, as of the respective dates thereof, with the requirements of the Exchange Act.  None of the SEC Reports contained, as of the respective dates thereof, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.  All financial statements contained in the SEC Reports were prepared in accordance with U.S. generally accepted accounting principles consistently applied throughout the periods indicated (“GAAP”).  Each balance sheet presented fairly in accordance with GAAP the financial position of the Company as of the date of such balance sheet, and each statement of operations, of stockholders’ equity and of cash flows presented fairly in accordance with GAAP the results of operations, the stockholders’ equity and the cash flows of the Company for the periods then ended.

b.  The Company has delivered to the Purchasers the following SEC Reports:

i.  the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 (without exhibits);

ii.  the Company’s Quarterly Reports on Form 10-QSB as filed with the SEC for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 (without exhibits);

iii.  the Company’s Proxy Statement for the 2007 Annual Meeting of Stockholders.

c.  No event has occurred since November 14, 2007, requiring the filing of an SEC Report that has not heretofore been filed and furnished to the Purchasers (including, without limitation, any amendment to any such SEC Report).

3.7  Liabilities.  The Company has no material liabilities and, to the best of its knowledge, knows of no material contingent liabilities, except current liabilities incurred in the ordinary course of business subsequent to September 30, 2007 which have not been, either in any individual case or in the aggregate, materially adverse.

3.8  No Material Change.  Since September 30, 2007, there has been no material adverse change, individually or in the aggregate, in the assets, liabilities, financial condition or operations of the Company and its subsidiaries, taken as a whole.

3.9  Capitalization.  The authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, $0.0001 par value per share, of which 37,676,808 such shares were issued and outstanding as of December 3, 2007 and (ii) 10,000,000 shares of preferred stock, $0.001 par value per share (the “Preferred Stock”), of which (A) 250,000 shares are designated Series C Convertible Preferred Stock, 248,460 of which are issued and outstanding on the date hereof and (B) 5,150 shares are designated Series D-1 Convertible Preferred Stock, 3,453.7035 of which are issued and outstanding on the date hereof.  The rights, preferences and privileges of the Preferred Stock are set forth in the Company’s Articles of Incorporation, as amended, including the Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series C Convertible Preferred Stock, $0.001 Par Value Per Share and the Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions and Relative Rights of Series D-1 Amortizing Convertible Perpetual Preferred Stock, $0.001 Par Value Per Share.  Except as contemplated by the Stockholder Agreement and the Stockholder Agreement dated December 4, 2007 between the Company and Loeb (the “Loeb Agreement”), there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire, any such shares of capital stock or other equity interests.

3.10  Absence Of Litigation.  There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, overtly threatened, by or before any governmental agency, court or arbitrator against the Company which questions the validity of the Agreements or the right of the Company to enter in the Agreements, or to consummate the transactions contemplated hereby or thereby, or which would reasonably be expected to result either individually or in the aggregate, in any material adverse change in the business, assets, liabilities, financial condition, operations or prospects of the Company.

3.11  Securities Act Exemption.  Assuming and relying in part on the truth and accuracy of Purchaser’s representations and warranties in Section 4 of this Agreement, the offer, sale and issuance of the Shares is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

3.12  Trading.  No order ceasing or suspending trading in securities of the Company is currently outstanding, and no proceeding for this purpose has been instituted or, to the Company’s knowledge, is pending or threatened.

3.13  Obligations to Related Parties.  There are no obligations of the Company to officers, directors or stockholders of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company).  None of the officers, directors or stockholders of the Company or any members of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than 1% of such company) which may compete with the Company.  No officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person’s ownership of capital stock or other securities of the Company).

3.14  Title to Properties and Assets; Liens, Etc.  The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the SEC Reports, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, (c) those that have otherwise arisen in the ordinary course of business, including equipment leases and (d) the security interest held by Laurus Master Fund, Ltd.

3.15  Intellectual Property.  The Company has not received any communications alleging that the Company has violated or, by conducting its business as presently proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

3.16  Registration Rights.  Other than currently effective registration statements and other than in the Loeb Agreement and the Stockholder Agreement, the Company is presently not under any obligation, and has not granted any rights, to register any of the Company’s presently outstanding securities or any of its securities that may hereafter be issued.

3.17  Compliance with Laws; Permits.  To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect, individually or in the aggregate, the business, assets, liabilities, financial condition or operations of the Company.  The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect, individually or in the aggregate, the business, properties or financial condition of the Company.

3.18  Customer Contracts.  The Company has not received written notice from any of its customers alleging that that any such customer intends to materially amend or terminate any material contract or asserting that the Company is in breach of the terms of any such material contract.

3.19  Delaware Anti-Takeover Statute.  The Company has not opted out of Section 203 of the Delaware General Corporate Law in its Certificate of Incorporation.

3.20  Tax Returns and Payments.  The Company has filed all tax returns (federal, state and local) required to be filed by it.  All taxes shown to be due and payable on such returns and any assessments imposed have been paid or will be paid prior to the time they become delinquent.  The Company has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes.

SECTION  4.  Representations, Warranties And Covenants Of The Purchasers.

Each Purchaser, severally and not jointly, represents and warrants to and covenants with the Company that:

4.1  Authority, Approval And Enforceability.

a.  Purchaser has full power and authority to execute, deliver and perform its obligations under this Agreement and all agreements, instruments and documents contemplated hereby, and all action of Purchaser necessary for such execution, delivery and performance has been duly taken.

b.  Purchaser’s execution, delivery and performance of the Agreements have been duly authorized by all requisite action by Purchaser.  Upon the execution and delivery by Purchaser, and assuming the valid execution and delivery of the Agreements by the Company, the Agreements will constitute a valid and binding obligations of Purchaser, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including specific performance.

4.2  Export Controls.  Purchaser acknowledges that the Company, its employees and its agents are subject to U.S. export control laws that prohibit or restrict (i) transactions with certain parties, and (ii) the type and level of technologies and services that may be exported.  These laws include, without limitation, the Arms Export Control Act, the Export Administration Act, and the International Economic Emergency Powers Act, and regulations issued pursuant to these, including the International Traffic in Arms Regulations (ITAR), 22 C.F.R. parts 120-130, and the Export Administration Regulations (EAR), 15 C.F.R. parts 730-774.

4.3  Investment Representations.  Purchaser understands that the Shares have not been registered under the Securities Act.  Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser’s representations contained in the Agreement.  Purchaser hereby represents and warrants as follows:

a.  Purchaser Bears Economic Risk.  Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.  Purchaser must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available.  Purchaser understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times Purchaser might propose.

b.  Rule 144.  Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.

c.  Restrictions on Transfer.  Purchaser agrees that it will not sell, pledge, assign, transfer, otherwise dispose of or reduce their risk with respect to (collectively, “Transfer”) any of the Shares unless the Transfer will be made pursuant to an exemption from the registration requirements of the Securities Act or pursuant to an effective registration statement under the Securities Act and pursuant to an exemption from any applicable state securities laws or an effective registration or other qualification under any applicable state securities laws.  The Purchaser understands that exemptions from such registration requirements are limited.  The Company is under no obligation to register the Shares except as provided in the Stockholder Agreement and the Loeb Agreement.

d.  Acquisition for Own Account.  Purchaser is acquiring the Shares for Purchaser’s own account for investment only, and not with a view towards their distribution.

e.  Accredited Investors.  Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

f.  Company Information.  Purchaser has received and read the SEC Reports listed in Section 3.6(b) and has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities.  Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

SECTION  5.  Survival Of Representations, Warranties And Agreements.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and each Purchaser herein shall survive the execution of this Agreement and the issuance and sale to the Purchasers of the Shares and shall terminate upon the earlier of:  (a) the sale of all of the Shares by the Purchaser pursuant to an effective registration statement or Rule 144 and (b) one (1) year following the Closing Date.

SECTION  6.  Conditions To Company’s Obligations At The Closing.  The Company’s obligation to complete the sale and issuance of the Shares at Closing shall be subject to the following conditions to the extent not waived by the Company:

6.1  Representations And Warranties Correct.  The representations and warranties made by each Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct in all material respects as of the Closing Date.

6.2  Covenants Performed.  All covenants, agreements and conditions contained herein to be performed by each Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

6.3  Qualifications, Legal Investment.  On the Closing Date, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which each Purchaser and the Company are subject.

6.4  Consents, Permits and Waivers.  All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are binding upon each Purchaser and that are required in connection with the lawful sale and issuance of the Shares at such Closing pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the date of such Closing.  No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction.

6.5  Amendment to the Stockholder Agreement.  The Amendment shall have been executed and delivered by the parties thereto.

SECTION  7.  Conditions to Purchasers’ Obligations at the Closing. Each Purchaser’s obligation to purchase the Shares at the Closing thereby shall be subject to the following conditions to the extent not waived by such Purchaser:

7.1  Representations And Warranties Correct.  The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made, and shall be true and correct in all material respects as of the Closing Date.

7.2  Covenants Performed.  All covenants, agreements and conditions contained herein to be performed by the Company shall have been performed or complied with in all material respects.

7.3  Qualifications, Legal Investment.  On the Closing Date, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which each Purchaser and the Company are subject.

7.4  Consents, Permits and Waivers.  All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are binding upon the Company and that are required in connection with the lawful sale and issuance of the Shares at such Closing pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the date of such Closing.  No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction.

7.5  Amendment to the Stockholder Agreement.  The Amendment shall have been executed and delivered by the Company.

7.6  No Material Adverse Change.  There shall have been no material adverse change, individually or in the aggregate, in the assets, liabilities, operations or financial condition of the Company and its subsidiaries, taken as a whole, since the date of this Agreement.

7.7  No Litigation.  Since the date of this Agreement, no proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing or the performance by the Company of any of its obligations hereunder, shall have been instituted before any governmental agency, court or arbitrator and shall be pending.

SECTION  8.  Broker’s Fee.  Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein.  Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 8 being untrue.

SECTION  9.  Miscellaneous.

9.1  Waivers And Amendments.  Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and the holders of a majority of the Shares.

9.2  Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, (iv) upon five days after mailing if sent by certified or registered mail or (v) actual receipt by the party to whom such notice is required to be given if delivered by hand.  The address for such notices and communications shall be as follows:

a.  if to the Company, to:

SpaceDev, Inc.
13855 Stowe Drive
Poway, California 92064
Attention: Richard B. Slansky

with a copy (which shall not constitute notice) to:

Holland & Hart LLP
555 Seventeenth Street
Suite 3200
Denver, Colorado 80202
Attention: Michael L. Weiner

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

b.  if to the Purchasers, at the addresses set forth on the Schedule of Purchasers, or at such other addresses as may have been furnished to the Company in writing with a copy (which shall not constitute notice) to:

Chadbourne & Park LLP
30 Rockefeller Plaza
New York, NY  10112
Attention:  Alejandro R. San Miguel

9.3  Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

9.4  Severability.  It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought.  Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.  Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or enforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

9.5  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado as applied to contracts entered into and performed entirely in Colorado by Colorado residents, without regard to conflicts of law principles, except for matters of corporate law, which shall be governed by the laws of the State of Delaware.

9.6  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

9.7  Successors And Assigns.  Except in connection with any transfer of Shares in accordance with the Agreements, the rights of each party under this Agreement may not be assigned.  This Agreement shall bind and inure to the benefit of the parties and their respective successors, permitted assigns, legal representatives and heirs.

9.8  Entire Agreement.  This Agreement, the Stockholder Agreement and other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

9.9  Nouns and Pronouns.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

9.10  Publicity.  No party shall issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the other parties, except as may be required by applicable law or regulations, in which case such party shall provide the other parties with reasonable notice of such publicity and/or opportunity to review such disclosure.  The Purchasers acknowledge that the Company (a) is obligated to file a Current Report on Form 8-K with the SEC in connection with the issue and sale of the Shares and is further obligated to file the Agreements as exhibits thereto and (b) has notified the U.S. State Department pursuant to 22 C.F.R. 122.4(b).

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Company:

SpaceDev, Inc.

By: /s/ Richard B. Slansky
Name: Richard B. Slansky
Title: President and Chief Financial Officer

Purchasers:

OHB Technology AG

By: /s/ Marco Fuchs
Name: Marco Fuchs
Title: Chief Executive Officer

By: /s/ Manfred Fuchs
Name: Prof. Manfred Fuchs
Title: Chief Operating Officer

MT Aerospace AG

By: /s/ Hans Steininger
Name: Hans Steininger
Title: Chief Executive Officer

By: /s/ Wolfgang Rödig
Name: Wolfgang Rödig
Title: Chief Operating Officer

EXHIBIT A

Schedule of Purchasers

Purchaser	Shares	Aggregate Purchase Price

OHB Technology AG Karl-Ferdinand-Braun Str. 8 D-28359 Bremen/Germany Telephone: +49 (0) 421.2020-8 Facsimile: +49 (0) 421.2020-613 Attention: Marco R. Fuchs	219,391	$164,543.25
MT Aerospace AG Franz-Josef-StrauB Str. 5 86153 Augsburg/Germany Telephone: +49 (0) 821.505-1030 Facsimile: +49 (0) 821.505-1903 Attention: Hans J. Steininger	658,172	$493,629.00
TOTAL	877,563	$658,172.25

3796165_1.DOC

EXHIBIT B

Amendment

3796165_2.DOC